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                                Exhibit No. 10.52
                                -----------------

I, MARIA TERESA PUIGBO, Judicial Interpreter of the Court of First Instance of the National District, duly sworn for the legal practice of my functions,
CERTIFY: That I have translated a document written in Spanish, the English version of which, according to my judgment is as follows:

                            REAL ESTATE BILL OF SALE
                            ------------------------

BETWEEN:
--------

ZONA FRANCA SAN ISIDRO, S.A., commercial society organized in accordance with the laws of the Dominican Republic, with main headquarters at "El Paredon", San Isidro Section, of this city of Santo Domingo, duly represented by its' Executive Vice-president, DR. RICARDO VALDEZ ALBIZU, Dominican, of legal age, married, Corporation Executive, bearer of the electoral and identity card No. 001-0171170-3, society hereinafter referred to as THE SELLER;

MADOR, S.A., commercial society organized in accordance with the laws of the Dominican Republic, with main headquarters at Mount Vernon, New York, United States of America, duly represented by its' President, ANTHONY PAOLERCIO, American, of legal age, married, businessman, residing in the city of New York, New York State, bearer of Passport No. 140315986, society hereinafter referred to as THE BUYER or by its' complete commercial name;

WHEREAS: THE SELLER is the owner of Lot No. 80-A-REF.-49 of the Cadastral District No. 6 of the National District with a superficial extension of four thousand eight hundred and fifty six square meters (4,856) ninety one (91) square decimeters, equivalent to 52,260.35 square feet, property sustained by Title No. 88-5646, issued by the Registrar of Titles of the National District in favor of ZONA FRANCA SAN ISIDRO, S.A., on October 18, 1988 ;

WHEREAS: The commercial society MADOR, S.A., is interested in purchasing the above mentioned real estate, and THE SELLER has agreed to sell this real estate to THE BUYER;

THEREFORE and in the understanding that the previous preamble is a part of this agreement, the parties freely and voluntarily-----------------------------------

                         HAVE AGREED UPON THE FOLLOWING:
                         -------------------------------

ARTICLE ONE: OBJECT OF THE CONTRACT.-
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THE SELLER, sells, transfers and conveys, with all legal guarantees, free of liens and encumbrances, in favor of THE BUYER, who accepts, the real estate described below: "Lot No. 80-A-REF.-49 of the Cadastral District No. 6 of the National District with a superficial extension of four thousand eight hundred and fifty six square meters (4,856) ninety one (91) square

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decimeters, equivalent to 52,260.35 square feet and limited to the North, street
No. I-A, to the East, Lot No. 80-A-Ref -50, to the South, walk and to the West, street F ".

ARTICLE TWO: JUSTIFICATION OF PROPERTY RIGHTS.-
-----------------------------------------------

THE SELLER justifies its' property rights over the above described real estate by virtue of Title No. 88-5646 (Owners Duplicate) issued by the Registrar of Titles of the National District on October 18, 1988 ;

ARTICLE THREE: PRICE OF SALE.-
------------------------------

The parties have agreed that the price per square foot of this sale is of THREE WITH 10/100 DOLLARS OF THE UNITED STATES OF AMERICA (US$3.10), therefore the total price of the real estate object of this sale is of ONE HUNDRED AND SIXTY TWO THOUSAND SEVEN WITH 09/100 DOLLARS OF THE UNITED STATES OF AMERICA (US$162,007.09), or its' equivalency in national currency, amount that THE BUYER will pay THE SELLER, to its' complete satisfaction, upon signing this bill of sale, reason by which total discharge is granted in favor of THE BUYER.

ARTICLE FOUR: SALE TAXES AND EXPENSES.-
---------------------------------------

It is expressly agreed between the parties that THE BUYER will assume all the expenses, taxes and tariffs to be paid, necessary for the definite transfer in his favor of the property rights of the real estate object of this contract and that has been previously described.

ARTICLE FIVE: LACK OF LIENS AND ENCUMBRANCES.:
----------------------------------------------

THE SELLER expressly guarantees to THE BUYER that there are no liens, encumbrances or any other right, that could obstruct this sale or affect the rights transferred to THE BUYER.

ARTICLE SIX: ELECTION OF LEGAL ADDRESSES.-
------------------------------------------

For the legal consequences of this contract, the parties elect the following addresses:

THE SELLER at the address mentioned at the beginning of this bill of sale.

THE BUYER at the warehouse it actually occupies in the industrial park of Zona Franca San Isidro, located in "El Paredon", San Isidro, Santo Domingo, National District.

ARTICLE SEVEN: COMMON LAW.-
---------------------------

For all that is not foreseen herein, the parties remit themselves to the common law, which will rule their relationship on a supplementary basis.

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MADE AND SIGNED in three (3) originals, of the same effect, one for each of the parties with different interests. In the city of Santo Domingo, National District, Capital of the Dominican Republic on October 28, of the year nineteen hundred and ninety nine (1999).

THE SELLER:                                 THE BUYER:


                                            /s/: Anthony Paolercio
-----------------------------               ---------------------------------
RICARDO VALDEZ A.LBIZU                      ANTHONY PAOLERCIO
Executive Vice-president                    President
Zona Franca San Isidro, S.A.                Mador S.A.

I, _________________________, Attorney at Law, Notary Public of the Number of the National District, CERTIFY AND ATTEST, that the previous signatures were made before me, freely and voluntarily by Messrs. RICARDO VALDEZ ALBIZU and ANTHONY PAOLERCIO who declared these are the signatures they use in all acts of their public and private lives. In the city of Santo Domingo, Dominican Republic, on October 28, of the year nineteen ninety nine (1999)

                           ---------------------------
                                  NOTARY PUBLIC

IN WITNESS WHEREOF, I hereby sign and seal this document a true and exact copy of the original written in Spanish. Issued upon request of an interested party in Santo Domingo, Dominican Republic on October 28, of the year nineteen hundred and ninety nine (1999), and registered in the files under my charge with No. 111/99.

                           By: /s/ Maria Teresa Puigbo
                               ---------------------------
                           Title: Judicial Interpreter